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                                                                   Exhibit 10.2


                                 AMENDMENT NO. 2
                                       TO
                  COLLABORATIVE RESEARCH AND LICENSE AGREEMENT



         This Amendment No. 2 ("AMENDMENT NO. 2") is made this 30th day of April, 1998, between Merck & Co., Inc., a New Jersey corporation ("MERCK") and Cubist Pharmaceuticals, Inc., a Delaware corporation ("CUBIST"), and amends a COLLABORATIVE RESEARCH AND LICENSE AGREEMENT between MERCK and CUBIST dated as of June 13, 1996 (the "ORIGINAL AGREEMENT"), and AMENDMENT NO. 1 TO COLLABORATIVE RESEARCH AND LICENSE AGREEMENT between MERCK and CUBIST dated as of October 30, 1997, ("AMENDMENT NO. 1"). Terms not otherwise defined in this AMENDMENT NO. 2 shall have the meanings ascribed to them in the ORIGINAL AGREEMENT and AMENDMENT NO. 1.

         WHEREAS, CUBIST possesses, CUBIST COMPOUNDS and desires, at its own expense, to conduct a screening program for the purpose of determining the enzyme inhibiting capability of certain of such CUBIST COMPOUNDS against the PROGRAM tRNA SYNTHETASES (the "CUBIST SCREENING PROGRAM"), for the purpose of identifying HITS and providing information regarding such HITS and rights to such CUBIST COMPOUNDS to MERCK under the COLLABORATION on the terms specified in the ORIGINAL AGREEMENT, as amended by AMENDMENT NO. 1 and this AMENDMENT NO. 2 (collectively the "AMENDED AGREEMENT").

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         WHEREAS, MERCK is willing to accept such information and rights to such CUBIST COMPOUNDS on the terms specified in this AMENDMENT NO. 2;

         NOW THEREFORE, it is agreed as follows:

         1.       DEFINITIONS

         (a) The following defined terms shall have the indicated meanings:

         "CUBIST COMPOUND LIBRARY" or "CUBIST COMPOUNDS" shall mean those chemical libraries or compounds owned or licensed by, or in the possession or control of, CUBIST and comprised of natural products, combinatorial libraries and synthetic sample collections.

         "CUBIST DISCLOSURE PROGRAM" is defined in Paragraph 2 of this AMENDMENT NO. 2.

         "CUBIST LEAD COMPOUND" shall mean any CUBIST COMPOUND which is shown to meet certain of the criteria for inhibitory activity against PROGRAM tRNA SYNTHESES under the CUBIST SCREENING PROGRAM as such criteria are set forth in the RESEARCH PLAN and which is disclosed to the RESEARCH COMMITTEE under the CUBIST DISCLOSURE PROGRAM.

         "LEAD CANDIDATE" shall mean any MERCK COMPOUND or CUBIST LEAD COMPOUND targeted by the RESEARCH COMMITTEE for a LEAD CANDIDATE PRIMARY SCREENING PROGRAM, a LEAD CANDIDATE

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SECONDARY SCREENING PROGRAM, a LEAD CANDIDATE MEDICINAL CHEMISTRY AND DRUG
DISCOVERY PROGRAM and/or LEAD CANDIDATE DRUG DEVELOPMENT PROGRAM as a result of the CUBIST DISCLOSURE PROGRAM. Any LEAD CANDIDATE shall be so designated in writing by the RESEARCH COMMITTEE.

         "LEAD CANDIDATE HIT" shall mean a LEAD CANDIDATE which, in the course of the LEAD CANDIDATE PRIMARY SCREENING PROGRAM, is shown to meet the criteria for inhibitory activity against a PROGRAM tRNA SYNTHETASES, as such criteria is set forth in the RESEARCH PLAN.

         "LEAD CANDIDATE PRIMARY SCREENING PROGRAM" shall mean a PRIMARY SCREENING PROGRAM carried out under Paragraph 3 of this AMENDMENT NO. 2 with respect to LEAD CANDIDATES .

         "LEAD CANDIDATE SECONDARY SCREENING PROGRAM" shall mean a SECONDARY SCREENING PROGRAM carried out under Paragraph 3 of this AMENDMENT NO. 2 with respect to LEAD CANDIDATES.

         "LEAD CANDIDATE MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM" shall mean a MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM carried out under Paragraph 4 of this AMENDMENT NO. 2 with respect to LEAD CANDIDATES.

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         "LEAD CANDIDATE DRUG DEVELOPMENT PROGRAM" shall mean a DRUG
DEVELOPMENT PROGRAM carried out under Paragraph 4 of this AMENDMENT NO. 2 with respect to LEAD CANDIDATES.

         "ORIGINAL AMENDED AGREEMENT" shall mean the ORIGINAL AGREEMENT as amended by AMENDMENT NO. 1.

         "REVISED RESEARCH PLAN" means the Research Plan attached as Exhibit
A.

         (b) The definitions contained in the ORIGINAL AMENDED AGREEMENT are modified as follows:

         "COLLABORATION" shall include the LEAD CANDIDATE PRIMARY SCREENING PROGRAM, the LEAD CANDIDATE SECONDARY SCREENING PROGRAM, the LEAD CANDIDATE MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM and the LEAD CANDIDATE DRUG DEVELOPMENT PROGRAM carried out under Paragraph 4 of this AMENDMENT NO 2.

         "COMPOUND" shall include any MERCK COMPOUND and any CUBIST LEAD
COMPOUND.

         "CUBIST INTELLECTUAL PROPERTY" shall include CUBIST LEAD COMPOUNDS and all information, research results and other KNOW-HOW

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disclosed by CUBIST to the RESEARCH COMMITTEE under the CUBIST DISCLOSURE
PROGRAM.

         "DRUG DEVELOPMENT PROGRAM" shall include any LEAD CANDIDATE DRUG DEVELOPMENT PROGRAM conducted under Paragraph 4 of this AMENDMENT NO. 2.

         "HIT" shall include any LEAD CANDIDATE HIT.

         "MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM" shall include any LEAD CANDIDATE MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM conducted under Paragraph 4 of this AMENDMENT NO. 2.

         "MERCK COMPOUND" shall include any MERCK COMPOUND which is structurally modified under the COLLABORATION as a result of the CUBIST DISCLOSURE PROGRAM.

         "PRIMARY SCREENING PROGRAM" shall include the LEAD CANDIDATE PRIMARY SCREENING PROGRAM conducted under Paragraph 3 of this AMENDMENT NO. 2 and the REVISED RESEARCH PLAN.

         "RESEARCH PLAN" shall include the REVISED RESEARCH PLAN.

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         "SECONDARY SCREENING PROGRAM" shall include the LEAD CANDIDATE
SECONDARY SCREENING PROGRAM conducted under Paragraph 3 of this AMENDMENT NO. 2 and the REVISED RESEARCH PLAN.

         2.       CUBIST DISCLOSURE PROGRAM

         During the term of the COLLABORATION, CUBIST may inform the RESEARCH COMMITTEE of CUBIST LEAD COMPOUNDS identified under the CUBIST SCREENING PROGRAM (the "CUBIST DISCLOSURE PROGRAM). Any such disclosures will be accompanied by a full presentation of all information generated by CUBIST under the CUBIST SCREENING PROGRAM regarding such CUBIST LEAD COMPOUNDS with respect to (i) screening results using the PROGRAM tRNA SYNTHETASES under the CUBIST SCREENING PROGRAM, (ii) chemical structures of such CUBIST LEAD COMPOUNDS and (iii) such other information as the RESEARCH COMMITTEE may request regarding such CUBIST LEAD COMPOUNDS and which is available to CUBIST. The RESEARCH COMMITTEE may then determine, in its sole discretion, to designate any such CUBIST LEAD COMPOUND as a LEAD CANDIDATE or to include INTELLECTUAL PROPERTY received from CUBIST in connection with such CUBIST LEAD COMPOUND under the CUBIST DISCLOSURE PROGRAM as part of the COLLABORATION for potential incorporation into or any use in developing a LEAD CANDIDATE. Any such election by the RESEARCH COMMITTEE shall be made in writing. The initial CUBIST LEAD COMPOUNDS

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included in the COLLABORATION as LEAD CANDIDATES and/or with respect to which
INTELLECTUAL PROPERTY learned under the CUBIST DISCLOSURE PROGRAM may be incorporated into or otherwise used in developing a LEAD CANDIDATE are identified on Exhibit B to this AMENDMENT NO. 2.

         3.       LEAD CANDIDATE SCREENING PROGRAMS

         The PRIMARY SCREENING PROGRAM and the SECONDARY SCREENING PROGRAM, in so far as all LEAD CANDIDATES are concerned, shall proceed as follows:

         (a) The PRIMARY SCREENING PROGRAM in Section 2.1.1(b)(i) of the ORIGINAL AMENDED AGREEMENT is modified as follows:

                  (i) CUBIST shall employ the PRIMARY SCREENING MODULES in a LEAD CANDIDATE PRIMARY SCREENING PROGRAM to screen the LEAD CANDIDATES in a manner which, in the sole judgment of the RESEARCH COMMITTEE, is suitable for such purpose. LEAD CANDIDATES which are MERCK COMPOUNDS shall be provided to CUBIST in coded form. The LEAD CANDIDATE PRIMARY SCREENING PROGRAM shall be carried out by CUBIST, at CUBIST's sole cost and expense.


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                  (ii) Sections 2.1.1(b)(ii) and (iii) of the ORIGINAL AMENDED
         AGREEMENT, as further amended by this AMENDMENT NO. 2, remain in effect and shall apply to the LEAD CANDIDATE PRELIMINARY SCREENING PROGRAM.

                  (iii) Section 2.1.1(a) of the ORIGINAL AMENDED AGREEMENT, as further amended by this AMENDMENT NO. 2, has been completed and no further work thereunder shall be required as a part, of this AMENDMENT NO. 2.

         (b) The SECONDARY SCREENING PROGRAM in Section 2.1.1(c)(i) of the ORIGINAL AMENDED AGREEMENT is modified as follows:

                  (i) Promptly following the identification of a LEAD CANDIDATE HIT in the LEAD CANDIDATE PRIMARY SCREENING PROGRAM, CUBIST will begin a LEAD CANDIDATE SECONDARY SCREENING PROGRAM with respect to each such LEAD CANDIDATE HIT. Such LEAD CANDIDATE SECONDARY SCREENING PROGRAM will be completed in a diligent manner and with respect to each LEAD CANDIDATE HIT, and the results of such LEAD CANDIDATE SECONDARY SCREENING PROGRAM will be promptly reported to MERCK. The LEAD CANDIDATE SECONDARY SCREENING shall be carried out by CUBIST at CUBIST's sole cost and expense.


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                  (ii) Section 2.1.1(c)(ii) and (iii) of the ORIGINAL AMENDMENT,
         as further amended by this AMENDMENT NO. 2, remain in effect and shall apply to the LEAD CANDIDATE SECONDARY SCREENING PROGRAM.

         4. LEAD CANDIDATE MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM; DRUG DEVELOPMENT PROGRAM

         (a) The MEDICINAL CHEMISTRY DRUG DISCOVERY PROGRAM provisions in
Section 2.1.2 of the ORIGINAL AMENDED AGREEMENT are modified, insofar as all LEAD CANDIDATE HITS are concerned, as follows:

                  (i) Promptly following receipt of the results of a LEAD CANDIDATE SECONDARY SCREENING PROGRAM regarding a LEAD CANDIDATE HIT, the RESEARCH COMMITTEE shall indicate whether it recommends such LEAD CANDIDATE HIT for further evaluation as an ANTIINFECTIVE AGENT OR AGENTS in a LEAD CANDIDATE MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM, and shall notify CUBIST and MERCK of such designation (such notice shall constitute a "MEDICINAL CHEMISTRY NOTICE"). Subject to Sections 2.1.3(i) and 2.1.3(ii) of the ORIGINAL AMENDED AGREEMENT, as applicable, CUBIST shall conduct the medicinal chemistry activities during the course of the LEAD CANDIDATE MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM. Subject to Section 2.1.3 of the ORIGINAL AMENDED AGREEMENT and promptly following its receipt of the MEDICINAL CHEMISTRY NOTICE, MERCK shall reveal to CUBIST the identity and



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         chemical structure of the LEAD CANDIDATE HIT being developed (to the extent not previously disclosed to or known by CUBIST), provided however that MERCK shall not be obligated to make such disclosure if CUBIST elects, pursuant to Section 2.1.3 of the ORIGINAL AMENDED AGREEMENT, not to pursue the LEAD CANDIDATE MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM. Subject to Section 2.1.3(i) of the ORIGINAL AMENDED AGREEMENT, CUBIST shall devote such FTEs to the LEAD CANDIDATE MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM as are specified under plans and budgets approved in advance by MERCK. MERCK will pay CUBIST on an "FTE basis" (not to exceed [ ]* per FTE) for that number of FTEs as have been committed to the LEAD CANDIDATE MEDICINAL CHEMISTRY DRUG DISCOVERY PROGRAM and as have been approved by MERCK. Subject to Sections 2.1.3(i) or (ii) of the ORIGINAL AMENDED AGREEMENT, as applicable, during the LEAD CANDIDATE MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM, MERCK will provide such other support as shall reasonably be required by CUBIST. The goal of the LEAD CANDIDATE MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM is the identification of a compound suitable for a DRUG DEVELOPMENT PROGRAM.

                  *Confidential treatment requested: Material has been omitted and filed separately with the Commission.

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                  (ii) Section 2.1.3 of the ORIGINAL AMENDED AGREEMENT, as
         further amended by this AMENDMENT NO. 2, remains in effect and shall apply to the LEAD CANDIDATE MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAM.

         (b) The DRUG DEVELOPMENT PROGRAM provisions in Section 2.1.4 of the ORIGINAL AMENDED AGREEMENT are modified, insofar as all LEAD CANDIDATE HITS are concerned, to add the following:

         CUBIST may be delegated the responsibility to perform preclinical development work under a DRUG DEVELOPMENT PROGRAM relating to LEAD CANDIDATES HITS and LICENSED PRODUCTS under a LEAD CANDIDATE DRUG DEVELOPMENT PROGRAM as shall be determined by MERCK. All such work under LEAD CANDIDATE DRUG DEVELOPMENT PROGRAM shall be accomplished pursuant to a work plan and budgets approved in advance by MERCK. MERCK shall pay CUBIST on an "'FTE basis" (not to exceed [ ]* per FTE) for the number of FTEs as have been committed to the LEAD CANDIDATE DRUG DEVELOPMENT PROGRAM and as have been approved by MERCK. CUBIST shall hold at least one meeting each calendar quarter to inform the RESEARCH COMMITTEE regarding the progress of all work done in connection with a LEAD CANDIDATE DRUG DEVELOPMENT PROGRAM.

                  *Confidential treatment requested: Material has been omitted and filed separately with the Commission.


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MERCK may, at its discretion, discontinue or relocate any work delegated to
CUBIST in connection with a LEAD COMPOUND DRUG DEVELOPMENT PROGRAM at any time upon three months prior written notice.

         (c) CUBIST shall submit invoices to MERCK at the end of each calendar quarter (January-March, April-June, July-September, and October-December) for FTE's expended under the MEDICINAL CHEMISTRY DRUG DISCOVERY and the DRUG DEVELOPMENT PROGRAM, including the LEAD CANDIDATE MEDICINAL CHEMISTRY DRUG DISCOVERY PROGRAM and LEAD CANDIDATE DRUG DEVELOPMENT PROGRAM, which amount shall be prorated on a daily basis for partial calendar quarters. Invoices shall be payable by MERCK 30 days after receipt. The conduct and cost and expense of all MEDICINAL CHEMISTRY AND DRUG DISCOVERY PROGRAMS and all DRUG DEVELOPMENT PROGRAMS, other than the LEAD CANDIDATE MEDICINAL CHEMISTRY DRUG DISCOVERY PROGRAM and LEAD CANDIDATE DRUG DEVELOPMENT PROGRAM, shall continue to be as provided in Section 2.1.3 and
2.1.4 of the ORIGINAL AMENDED AGREEMENT.

         5.       NO ADDITIONAL PAYMENTS

         It is agreed by CUBIST and MERCK that no additional payments shall be due under Sections 3.1, 3.2 or 3.3 of the ORIGINAL AMENDED AGREEMENT regarding the LEAD CANDIDATE PRIMARY SCREENING PROGRAM or the

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LEAD to CANDIDATE SECONDARY SCREENING PROGRAM, notwithstanding that additional assays are to be conducted in connection therewith as provided in Paragraph 2 of the AMENDMENT NO. 2 and additional INTELLECTUAL PROPERTY rights may be provided by CUBIST.

         6.       MILESTONE CREDITS

         In consideration of the entering into of this AMENDMENT NO. 2 by CUBIST and the performance by CUBIST of its obligations hereunder, MERCK agrees that the credit of BASE MILESTONE PAYMENTS against royalties under
Section 3.5(iii) of the ORIGINAL AMENDED AGREEMENT shall not apply to the first two LICENSED PRODUCTS approved for marketing in any country. Similarly, to the extent Section 3.6(ii) or 3.7(ii) of the ORIGINAL AMENDED AGREEMENT would apply to either of such first two LICENSED PRODUCTS approved for marketing in any country, the credit of BASE MILESTONE ROYALTY PAYMENTS against royalties under such Sections 3.6(ii) or 3.7(ii) shall not apply to such first LICENSED PRODUCTS.

         7.       TERMINATION OF CUBIST LEAD COMPOUND

         In the event that (i) the RESEARCH COMMITTEE shall determine that a LEAD CANDIDATE shall be discontinued from further research under a LEAD CANDIDATE PRIMARY SCREENING PROGRAM, LEAD CANDIDATE SECONDARY SCREENING PROGRAM, LEAD CANDIDATE MEDICINAL

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CHEMISTRY AND DRUG DISCOVERY PROGRAM, or a LEAD COMPOUND DRUG DEVELOPMENT
PROGRAM, or shall otherwise determine, to cease further research and development efforts with respect to such LEAD COMPOUND and (ii) MERCK shall have obtained marketing clearance in the United States for a LICENSED PRODUCT under this COLLABORATION, then CUBIST may request and MERCK, in its sole discretion, may extend to CUBIST, the opportunity to enter into good faith negotiations to provide CUBIST the right to develop such LEAD COMPOUND outside of the COLLABORATION by itself or with third parties.

         8.       ORIGINAL AGREEMENT IN EFFECT

         Except as specifically modified or amended by this AMENDMENT NO. 2, the ORIGINAL AMENDED AGREEMENT continues in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this AMENDMENT NO. 2 as of the date first written above.

CUBIST PHARMACEUTICALS, INC.                MERCK & CO., INC.



By:      /s/ Mark Carthy                        By: /s/
         -----------------------------              --------------------------
         Mark Carthy
         Chief Business Officer
         Cubist Pharmaceuticals, Inc.
         21 - April -1998



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